Exhibit 99.1

Atomera Provides First Quarter 2020 Results

LOS GATOS, Calif. — Apr. 30, 2020 — Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the first quarter ended March 31, 2020.

Company Highlights

•	Grew pipeline to 19 customers with 26 engagements, 16 of which are in Phase 3
•	Secured access to state-of-the art 300mm deposition tool
•	Continued strong customer and R&D activity despite economic slowdown

Management Commentary

“We are very pleased to have grown our pipeline over the last three months, reaching a record level of 26 engagements with 19 customers. Progress on joint development agreements, internal R&D and customer programs continues, with some minor slowdowns due to the pandemic, but none of our customer work has stopped. We continue to be very optimistic about progress toward adoption of MST,” said Scott Bibaud, President and CEO. “With secured access to a state of the art 300mm epi deposition tool, we are confident that we will be able to work more efficiently with customers and accelerate progress to commercial deployment, especially in our 5G, consumer electronic and IOT markets.”

First Quarter 2020 Financial Results

During the first quarter of 2020, revenue was $62,000, compared with $71,000 in the first quarter of 2019. The Company incurred a net loss of $3.6 million, or ($0.22) per basic and diluted share, in the first quarter of 2020, compared to a net loss of $3.5 million, or ($0.24) per basic and diluted share, for the first quarter of 2019. Adjusted EBITDA (a non-GAAP financial measure) in the first quarter of 2020 was a loss of $2.9 million compared to an adjusted EBITDA loss of $2.9 million in the first quarter of 2019.

The Company had $11.4 million in cash and cash equivalents as of March 31, 2020, compared to $14.9 million as of December 31, 2019.

The total number of shares outstanding was 17.7 million as of March 31, 2020.

First Quarter 2020 Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress.

Date: Thursday, Apr. 30, 2020

Time: 2:00 p.m. PT (5:00 p.m. ET)

Phone: (844) 263-8318 (domestic); +1 (213) 358-0960 (international)

Replay: Available until May 8, 2020; (855) 859-2056 (domestic); +1(404) 537-3406 (international); passcode 6693979.

Webcast: Accessible at www.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ (“MST®”), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, STM Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (3) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (4) impact of the coronavirus pandemic on our customers, partners, internal operations and market conditions, including our ability to access financial markets on favorable terms, (5) our ability to protect our proprietary technology, trade secrets and knowhow and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 13, 2020. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	March 31,	December 31,
	2020	2019
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$11,390	$14,871
Prepaid expenses and other current assets	118	132
Total current assets	11,508	15,003

Property and equipment, net	56	63
Operating lease right-of-use asset	125	161
Long-term prepaid rent	450	–
Security deposit	13	13

Total assets	$12,152	$15,240

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$548	$315
Accrued expenses	185	145
Accrued payroll related expenses	244	819
Current operating lease liability	116	152
Deferred revenue	–	37

Total liabilities	1,093	1,468

Commitments and contingencies:

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at March 31, 2020 and December 31, 2019.	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 17,726 and 17,117 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively.	18	17
Additional paid-in capital	149,948	149,017
Accumulated deficit	(138,907)	(135,262)
Total stockholders’ equity	11,059	13,772

Total liabilities and stockholders’ equity	$12,152	$15,240

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months ended March 31,
	2020	2019
Revenue	$62	$71
Cost of revenue	(13)	–
Gross margin	49	71

Operating expenses
Research and development	2,062	2,127
General and administrative	1,445	1,321
Selling and marketing	225	247
Total operating expenses	3,732	3,695

Loss from operations	(3,683)	(3,624)

Other income
Interest income	38	90
Total other income	38	90

Net loss	$(3,645)	$(3,534)
Net loss per common share, basic and diluted	$(0.22)	$(0.24)

Weighted average number of common shares outstanding, basic and diluted	16,760	14,782

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months ended March 31,
	2020	2019

Net loss (GAAP)
Add (subtract) the following items:	$(3,645)	$(3,534)
Interest income	(38)	(90)
Depreciation and amortization	10	10
Warrant modification	139	–
Stock based compensation	629	694
Adjusted EBITDA (non-GAAP)	$(2,905)	$(2,920)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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